UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2010

FLORIDA GAMING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-9099	59-1670533
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

3500 NW 37th Avenue, Miami, FL 33142
(Address of principal executive offices) (Zip code)

 (502) 589-2000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01    Entry into a Material Definitive Agreement

On December 31, 2010, Florida Gaming Corporation (the “Registrant”) entered into a Note Extension Agreement (the “Agreement”) with H2C, Inc. (the “Lender”) pursuant to which the Lender has agreed to extend the due dates of two promissory notes (the “Notes”) made by the Registrant in favor of the Lender. The due date of each Note was extended from December 31, 2010 to March 31, 2011.  At that time all accrued interest, principal and late fees payable under the Notes will become due.

At December 31, 2010, a total of $339,375 in principal, accrued interest and late fees was payable pursuant to the Notes.

The material terms of the Notes were previously reported on Forms 8-K filed by the Registrant on May 4, 2010 and July 8, 2010, and copies of the Notes were attached as exhibits thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA GAMING CORPORATION

Date: January 6, 2011	By:	/s/ W. Bennett Collett
W. Bennett Collett
Chairman and CEO